Financial Assets - Current	12 Months Ended
Dec. 31, 2025
Financial assets - current [Abstract]
Financial Assets — Current	10. Financial Assets — Current
These current financial assets relate to term accounts with an initial maturity longer than three months and less than 12 months and money market funds that do not qualify as cash equivalents as they are not expected to be used to meet short-term commitments.

	As of December 31,
(in thousands of $)	2025	2024	2023
Term accounts	948,750	1,878,890	1,131,000
Total current financial assets	$948,750	$1,878,890	$1,131,000
On December 31, 2025, the current financial assets included $59 million (€50 million) held in EUR (compared to
$104 million (€100 million) for the year ended December 31, 2024 and $221 million (€200 million) for the year ended
December 31, 2023) which could generate a foreign currency exchange gain or loss in the financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is USD.
Please also refer to “Note 24 — Financial Risk Management” for more information on the financial risk management.
Categories of financial assets and liabilities:

	Measurement category	Carrying amount on December 31
(in thousands of $)		2025	2024	2023
Financial assets - non-current	FVTPL	$37,130	$25,549	$21,715
Financial assets - non-current	FVTOCI	10,022	14,880	15,528
Research and development incentive receivables - non-current	Amortized cost	86,212	94,854	76,706
Restricted assets - non-current	Amortized cost	4,838	1,964	2,419
Trade and other receivables	Amortized cost	1,646,692	904,471	496,687
Financial assets - current	Amortized cost	948,750	1,878,890	1,131,000
Research and development incentive receivables - current	Amortized cost	10,367	4,625	2,584
Cash and bank balances	Amortized cost	5,176	5,527	20,744
Cash equivalents	FVTPL	2,541,112	1,394,409	1,678,100
Cash equivalents	Amortized cost	945,001	100,000	350,000
Trade and other payables	Amortized cost	1,267,144	649,993	414,013